UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 12, 2016

BGC Partners, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-28191, 1-35591	13-4063515
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(I.R.S. Employer Identification No.)

499 Park Avenue, New York, NY 10022

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 610-2200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

On January 12, 2016, BGC Partners, Inc. (“BGC”) entered into a second supplemental indenture, dated as of January 12, 2016 (the “Second Supplemental Indenture”), among GFI Group Inc. (“GFI”), BGC and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), supplementing the indenture, dated as of July 19, 2011, as supplemented by the First Supplemental Indenture thereto, dated as of November 4, 2015 (the “Indenture”), among GFI, BGC and the Trustee, which governs the 8.375% Senior Notes due 2018 (the “Notes”), issued by GFI and fully and unconditionally guaranteed by BGC.

The Second Supplemental Indenture modifies the reporting covenant in the Indenture to provide that, for so long as BGC (or another publicly reporting company controlling GFI) guarantees the Notes, the reports that BGC (or such other publicly reporting company controlling GFI) files with the Securities and Exchange Commission (the “SEC”) will be furnished to the Trustee in lieu of any GFI SEC reports.

The amendments contained in the Second Supplemental Indenture became operative on January 12, 2016, upon GFI’s payment of the consent fee described therein. The final amount of the consent fee was approximately $8.00 per $1,000 principal amount. As a result, effective January 15, 2016, GFI will cease filing annual, quarterly and other reports with the SEC.

The Second Supplemental Indenture is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein. The foregoing summary of the terms and conditions of the Second Supplemental Indenture does not purport to be complete and is qualified in its entirety by the full text of the Second Supplemental Indenture.

Discussion of Forward-Looking Statements

Statements in this report regarding BGC’s businesses that are not historical facts are “forward-looking statements” that involve risks and uncertainties. Except as required by law, BGC undertakes no obligation to release any revisions to any forward-looking statements. For a discussion of additional risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see BGC’s SEC filings, including, but not limited to, the risk factors set forth in its public filings, including its most recent Form 10-K and any updates to such risk factors contained in subsequent Forms 10-Q or Forms 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed as part of this report:

Exhibit No.	Description

4.1	Second Supplemental Indenture, dated as of January 12, 2016, among GFI Group Inc., as Issuer, BGC Partners, Inc., as Guarantor, and The Bank of New York Mellon Trust Company, N.A., as Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BGC PARTNERS, INC.

Date: January 15, 2016	By:	/s/ Howard W. Lutnick
		Name:	Howard W. Lutnick
		Title:	Chairman and Chief Executive Officer

[Signature Page to Form 8-K regarding the Second Supplemental Indenture for the GFI Group Inc. 8.375% Notes]

EXHIBIT INDEX

Exhibit No.	Description

4.1	Second Supplemental Indenture, dated as of January 12, 2016, among GFI Group Inc., as Issuer, BGC Partners, Inc., as Guarantor, and The Bank of New York Mellon Trust Company, N.A., as Trustee.